SHARE CAPITAL (Tables)	12 Months Ended
Dec. 31, 2024
SHARE CAPITAL
Schedule of subscribed and paid-in capital
The subscribed and paid-in capital is the following:

Share capital	December 31, 2024	December 31, 2023
Authorized shares	1,400,000,000	1,400,000,000
Subscribed and paid-in shares:
Ordinary shares with a nominal value of COP 500 pesos	509,704,584	509,704,584
Preferred shares with dividend without voting rights with nominal value of COP 500 pesos	452,122,416	452,122,416
Total subscribed and paid-in shares	961,827,000	961,827,000
Subscribed and paid capital (nominal value, in millions of COP)	480,914	480,914

Schedule of dividends declared

Dividends declared with respect to net income earned in:	Cash dividends per share (Stated in COP)
2024	3,900
2023	3,536
2022	3,536
2021	3,120
2020	260